UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2011
OPKO Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33528 (Commission File Number)	75-2402409 (IRS Employer Identification No.)
4400 Biscayne Blvd
Miami, Florida 33137
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.
     On June 9, 2011, the Company held its 2011 Annual Meeting of Stockholders. Below is a summary of the proposals and corresponding votes.
1.	All ten nominees were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Withheld
Phillip Frost, M.D.	221,889,670	4,424,586
Jane H. Hsiao, Ph.D.	218,143,423	8,170,833
Steven D. Rubin	216,903,397	9,410,859
Robert A. Baron	222,133,205	4,181,051
Thomas E. Beier	222,891,955	3,422,301
Pascal J. Goldschmidt, M.D.	213,093,462	13,220,794
Richard A. Lerner, M.D	225,804,665	509,591
John A. Paganelli	216,926,432	9,387,824
Richard C. Pfenniger, Jr.	217,405,070	8,909,186
Alice Lin-Tsing Yu, M.D., Ph.D.	213,088,445	13,225,811
2.	The approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say On Pay”) as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related information found in the proxy statement. The votes on this proposal were as follows:

For	Against	Abstain
224,633,985	682,004	993,266
3.	The selection of three years, on a non-binding advisory basis, as the frequency with which the stockholders are provided a non-binding advisory vote on Say on Pay in future years. The votes on this proposal were as follows:

3 Years	2 Years	1 Year	Abstain
202,362,708	453,397	22,448,646	1,049,504
     Based on this result and in accordance with the previous recommendation of the Company’s Board of Directors, the Company will hold a non-binding, advisory vote on Say On Pay every three years.
No other matters were considered or voted upon at the meeting.

ITEM 7.01	Regulation FD Disclosure.
     On June 9, 2011, the Company held its Annual Meeting of Stockholders. A copy of management’s presentation presented at the Annual Meeting is furnished with this Current Report on Form 8-K as Exhibit 99.1.
     Statements made in the presentation which are not historical are forward-looking statements that reflect management’s current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions.

Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The fact that these presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.
     The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description
99.1	Management Presentation — 2011 Annual Meeting of Stockholders held June 9, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.
By	/s/Adam Logal
	Name:	Adam Logal
	Title:	Executive Director of Finance, Chief Accounting Officer Treasurer

Date: June 10, 2011

EXHBIT INDEX

Exhibit
No.	Description
99.1	Management Presentation — 2011 Annual Meeting of Stockholders held June 9, 2011.